UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2020

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.matthew25fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that will be mailed to you.

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2020 (UNAUDITED)

   Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund gained 12.90% in 2020 which marked our 25th full year in business.  During this period, a $10,000 investment in our Fund at the start of 1996 grew to $149,251 by 12/31/2020.  This was an 11.42% average annual compounded return after all expenses and fees.  During this same 25 year period, the S&P 500 Index grew to $97,793.  This index amount and return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings for the full year, our additions and deletions during the year along with the price changes for each:

		Beginning	Ending	Percentage
Portfolio Throughout 2020	Ticker	Value	Value	Change
Apple, Inc.	AAPL	$73.41	$132.69	80.75%
FedEx Corporation	FDX	$151.21	$259.62	71.69%
KKR & Co. Inc.	KKR	$29.17	$40.49	38.81%
Kansas City Southern	KSU	$153.16	$204.13	33.28%
Facebook, Inc.	FB	$205.25	$273.16	33.09%
MasterCard Inc.	MA	$298.59	$356.94	19.54%
Goldman Sachs Group, Inc.	GS	$229.93	$263.71	14.69%
Berkshire Hathaway Inc. Class A	BRK/A	$339,590.00	$347,815.00	2.42%
Polaris Inc.	PII	$101.70	$95.28	-6.31%
JP Morgan Chase & Co.	JPM	$139.40	$127.07	-8.85%
Federal Agricultural Mortgage Corp.	AGM	$83.50	$74.25	-11.08%
Federal Agricultural Mortgage Corp. "A"	AGM.A	$73.49	$65.25	-11.21%
Brandywine Realty Trust	BDN	$15.75	$11.91	-24.38%
Fannie Mae preferred	FNMAH	$10.49	$7.18	-31.55%

Portfolio Additions in 2020
Amazon	AMZN	$1,984.89	$3,256.93	64.09%
East West Bancorp, Inc.	EWBC	$31.14	$50.71	62.85%
Madison Square Garden Entertainment	MSGE	$67.27	$105.04	56.15%
Interface, Inc.	TILE	$7.84	$10.50	33.93%

Portfolio Deletion in 2020
Toll Brothers Inc.	TOL	$39.51	$33.70	-14.71%
Customers Bancorp, Inc.	CUBI	$23.81	$10.41	-56.28%

As of year-end, the S&P 500 Index was priced at $3,756.07. The Standard & Poor’s estimated earnings for 2020 and 2021 were $96.89 and $152.47 respectively.  This is a trailing PE Ratio of 38.8 and an estimated Forward PE Ratio of 24.6.  The average Forward PE Ratio over the past 32 years was 17.9.  Thus the stock market appears to be fairly to fully priced as compared to its historical valuation. However, remember the three forces that drive the stock market are Momentum, Price to Value and Growth. Momentum has been strong with the index’s price 11% above its 200-Day Moving Average and momentum is usually the strongest force in the short-term.  This momentum may be supported longer than just in the short-term because index investing is in vogue

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

once again.  So as long as there are more buyers than sellers of index funds then the index will probably go up.

In the long-term, Growth and Price to Value are of greater importance. Growth could remain strong as you can see this year’s estimate is for the earnings to increase 57%.  It is important to consider that we just had a bear market that bottomed on 3/23/20 and the start of the new bull market only began on 4/8/20. Stock markets usually show higher growth of earnings in the early years of bull markets plus prices always look expensive in the early bull stages.  Thus, growth and momentum will need to drive the index higher. If not, the returns going forward could be below historical averages or the stock market could possibly decline some due to its current above average valuation.

I have learned that it is very difficult to predict what the stock market will do, especially in the short run, but these data are pertinent and usable for two purposes. First one is that if you are an S&P 500 Index investor, these are the primary data you can evaluate and you should be cautious and prudent due to the above average valuations. Do not buy just because the crowd buys!  Second reason is if you are not an index investor, as our Matthew 25 Fund is not, then know that it is going to be more difficult to find stocks priced below their fair values in the S& P 500 index and do more searching away from the index for new undervalued investment ideas. I am and will continue searching away from the index for new investment ideas with higher potential returns. We still have some stocks included in the S&P 500 Index that I believe are attractively priced and I will cover our portfolio later in this letter.

In the event that the market pulls back, I would like to expound on our Matthew 25 Fund’s Shareholder Letter from June 30, 2019. This is available on our website at:

https://www.matthew25fund.com/wp-content/uploads/2019/09/Matthew-25-Semi-Annual-Print-2019.pdf

This is where I discussed the Steady and Ready Investors. Steady Investors are long-term investors who stay steady and hold on to their investments through downturns.  While the Ready Investors are financially able and mentally willing to invest during stock market declines. In the previous letter, I gave a hypothetical example of how even small purchases during market declines can increase the returns for long-term investors.  I reviewed our owners’ activities around our Matthew 25 Fund’s bottom price on 3/23/20 to see how many owners took advantage of the decline.  I was pleasantly surprised at the number of our owners who are Ready Investors and I knew the majority of our current owners are Steady Investors.

I contacted one of our Ready Investor Owners and asked if I can show the performance of his/her account as a real life example.  The owner agreed.  I will keep the owner’s name anonymous so we will call this investor RIO (Ready Investor Owner).

RIO owned 31,827.061 shares of our Matthew 25 Fund (MXXVX) on 12/31/19. This was valued at $1,019,739.03 at year-end 2019’s price of $32.04.  Our

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Fund turned negative on 2/24/20. Now RIO did not purchase any new shares until 2/26/20. RIO continued to make 28 purchases until 7/16/20 all at prices below the year’s starting price. Then RIO stopped buying as MXXVX turned positive again for the year. Total purchases were $87,000.00 for an average purchase amount of $3,107.14.

If RIO made no new purchases, then RIO would have earned a 12.90% return for last year as all full year owners did.  However, RIO’s prudent purchases increased RIO’s average rate of return for the year to 15.34% on RIO’s full investment in our Matthew 25 Fund. An additional return of 2.44% over a long period can make a substantial increase in an owner’s wealth. Looking at Rio’s account at year-end 2020, it was worth $1,269,544.34. If RIO’s account grew at our historical average rate of return of 11.42% for the next 15 years then RIO’s account would be worth $6,428,285.92 in 2035. However, an additional annual return of 2.44% would increase RIO’s legacy account to $10,798,093.40! That counts!

RIO took the time to email me the following thoughts that I thought would be of benefit to our owners:

“I was coached to develop a habit of doing what is opposed to my own tendencies.  Historically, I would save up cash to make purchases of $10,000 – $20,000.  I would experience a lot of anxiety and stress…and sometimes regret over the timing of making a larger purchase.  Switching to a strategy of making a $1,000 – $2,500 purchases every time the price dropped by 1% or more was an easier program to follow, it was far less stressful to make lots of smaller purchases rather than a couple of larger purchases.  Smaller bites gave me less indigestion.”  RIO 2/8/2021

I would like to add that RIO turned this market decline from being not just painful but into something gainful!

Now to our Matthew 25 Fund’s investment portfolio and as I pointed out, at first glance the stock market as measured by the S&P 500 Index was priced above average. I mentioned also that the three drivers of stocks are Momentum, Price to Value and Growth. A good measure of Price to Value and Growth is the PEG Ratio as defined below:

What Is the Price/Earnings-to-Growth (PEG) Ratio?

The price/earnings to growth ratio (PEG ratio) is a stock's price-to-earnings (P/E) ratio divided by the growth rate of its earnings for a specified time period. The PEG ratio is used to determine a stock's value while also factoring in the company's expected earnings growth, and it is thought to provide a more complete picture than the more standard P/E ratio.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

What Does the Price/Earnings-to-Growth Ratio Tell You?

While a low P/E ratio may make a stock look like a good buy, factoring in the company's growth rate to get the stock's PEG ratio may tell a different story. The lower the PEG ratio, the more the stock may be undervalued given its future earnings expectations. Adding a company's expected growth into the ratio helps to adjust the result for companies that may have a high growth rate and a high P/E ratio.

The next table presents our Matthew 25 Fund (MXXVX) Investment Portfolio with 2021 Consensus Earnings Estimates and Consensus Projected Annual Growth Rates for the next five years. Then I used these data for PEG Ratios for each stock and I provided a weighted average for our portfolio.

Matthew 25 Fund	MXXVX	Year-end	Est. 2021	Forward	Est. 5 Years	PEG
Security	Ticker	Price	EPS	PE Ratio	Growth Rate	Ratio
Apple, Inc.	AAPL	$132.69	$4.44	29.89	14.69%	2.03
Federal Agricultural Mortgage "C"	AGM	$74.25	$9.60	7.73	11.00%	0.70
Federal Agricultural Mortgage "A"	AGM.A	$65.25	$9.60	6.80	11.00%	0.62
Amazon.com, Inc.	AMZN	$3,256.93	$46.99	69.31	38.37%	1.81
Brandywine Realty Trust	BDN	$11.91	$1.38	8.63	5.00%	1.73
Berkshire Hathaway, Inc. Class A	BRK/A	$347,815.00	$16,052.90	21.67	7.00%	3.10
East West Bancorp, Inc.	EWBC	$50.71	$4.90	10.35	8.00%	1.29
Facebook, Inc. Class A	FB	$273.16	$11.29	24.19	21.50%	1.13
FedEx Corp.	FDX	$259.62	$17.48	14.85	20.07%	0.74
Goldman Sachs Group, Inc.	GS	$263.71	$29.38	8.98	16.27%	0.55
JP Morgan Chase & Co.	JPM	$127.07	$10.55	12.04	5.00%	2.41
KKR & Co., Inc. Class A	KKR	$40.49	$2.16	18.75	11.90%	1.58
Kansas City Southern	KSU	$204.13	$9.02	22.63	16.49%	1.37
MasterCard, Inc. Class A	MA	$356.94	$8.00	44.62	18.20%	2.45
Polaris Industries, Inc.	PII	$95.28	$8.74	10.90	15.00%	0.73
QUALCOMM Incorporated	QCOM	$152.34	$7.29	20.90	24.48%	0.85
Interface, Inc.	TILE	$10.50	$1.09	9.63	33.10%	0.29
Consensus Data as per Yahoo finance and/or Zacks
Weighted Average (WAV)
WAV Forward PE Ratio = 18.00
WAV 5 Yr. Growth Rate = 15.3%
WAV PEG Rate = 1.32

This table covers all our holdings except Fannie Mae, which is a special situation value investment, and Madison Square Garden an unleveraged asset value investment. Neither of these two investments would be currently analyzed on a PEG Ratio; plus the pertinent consensus data were not available for these two holdings.

As a base comparison, the Average Forward PE Ratio for the S&P 500 is 17.94 and the 32-year average growth in the index’s earnings was 6.44%.  This generates a Stock Market Forward PEG Ratio of 2.79 on average growth of earnings. Therefore, our Matthew 25 Fund’s portfolio PEG Ratio at 1.32 is around ½ the stock market’s historical average. This is due to a much higher growth rate potential with an average price to earnings ratio. Remember that PEG Ratios are like golf scores in that the lower the score the better!

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

In summary, I believe our fund is well invested in a high priced stock market. Our investments have high growth potential and we currently have very good price to value metrics based on the aforementioned PEG Ratios.  In my experience, this should lead to better than average returns over the coming 3 to 5 years.  I understand that many investors may be concerned or fearful of this stock market. However, I am not a believer in selling out and going to cash.  This leads to three potentially difficult decisions: when to sell, what to do with the money and when to get back in? It is better to be Steady or Ready Investors if the market drops in price. Hopefully, my actions confirm my words since my wife and I are Ready Investors and we continue to buy shares in our Matthew 25 Fund usually on price declines. As I write this letter we own 7.15% of our fund’s shares. As always, “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2020

	Matthew 25 Fund	S&P 500 Index
1 Year	12.90%	18.40%
3 Year	8.93%	14.14%
5 Year	15.38%	15.20%
10 Year	14.35%	13.87%
12/31/1995 – 12/31/2020	11.42%	9.55%

Matthew 25 Fund $149,251
S&P 500 Index $97,975
$160,000
$155,000
$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 12/31/2020.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2020 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	12.76%
Fannie Mae (a)	11.50%
FedEx Corp.	9.47%
Facebook, Inc. Class A	7.93%
Apple, Inc.	7.60%
Kansas City Southern	6.08%
JP Morgan Chase & Co.	6.05%
Polaris Industries, Inc.	5.96%
KKR & Co., Inc. Class A	5.85%
Brandywine Realty Trust	5.62%
78.82%

(a) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	12.76%
Preferred Stocks	11.50%
Air Courier Services	9.47%
Services-Computer Programming, Data Processing, Etc.	7.93%
Electronic Computers	7.60%
Federal & Federally - Sponsored Credit Agencies	6.40%
Railroads, Line-Haul Operations	6.08%
National Commercial Bank	6.05%
Transportation Equipment	5.96%
Investment Advice	5.85%
Real Estate Investment Trusts	5.62%
Fire, Marine & Casualty Insurance	4.35%
Retail-Catalog & Mail-Order Houses	2.87%
State Commercial Banks	2.58%
Carpets & Rugs	2.05%
Business Services	1.27%
Services-Amusement & Recreation Services	0.83%
Radio & Tv Broadcasting & Communication Equipment	0.45%
Money Market Fund	0.30%
Other Assets Less Liabilities, Net	0.08%
100.00%

 Industries are categorized using Standard Industrial Classification (SIC).

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
122,500	FedEx Corp.	$11,296,434	$31,803,450	9.47%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/26/20) (*) (**) (b)	1,139	3,707
12,000	MasterCard, Inc. Class A	234,453	4,283,280
		235,592	4,286,987	1.27%
Carpets & Rugs
655,000	Interface, Inc.	5,132,897	6,877,500	2.05%

Electronic Computers
192,500	Apple, Inc.	681,154	25,542,825	7.60%

Federal & Federally - Sponsored Credit Agencies
174,505	Federal Agricultural Mortgage Corp. Class C	9,299,385	12,956,996
85,241	Federal Agricultural Mortgage Corp. Class A	5,635,333	5,561,634
1,250,000	Federal National Mortgage Association Fannie Mae *	2,531,227	2,987,500
		17,465,945	21,506,130	6.40%
Fire, Marine & Casualty Insurance
42	Berkshire Hathaway Class A *	3,476,760	14,608,230	4.35%

Investment Advice
485,000	KKR & Co., Inc. Class A	6,666,830	19,637,650	5.85%

National Commercial Bank
160,000	JP Morgan Chase & Co.	5,517,300	20,331,200	6.05%

Radio & Tv Broadcasting & Communication Equipment
10,000	QUALCOMM, Inc.	1,371,379	1,523,400	0.45%

Railroads, Line-Haul Operations
100,000	Kansas City Southern	3,799,340	20,413,000	6.08%

Real Estate Investment Trusts
1,585,000	Brandywine Realty Trust	16,933,597	18,877,350	5.62%

Retail-Catalog & Mail-Order Houses
2,965	Amazon.com, Inc. *	5,885,195	9,656,798	2.87%

Security Brokers, Dealers & Exchanges
162,500	Goldman Sachs Group, Inc.	19,155,442	42,852,875	12.76%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Shares/Principal Amount		Cost	Value	% of Net Assets

Services-Amusement & Recreation Services
26,500	Madison Square Garden Entertainment Corp. Class A *	$ 1,782,700	$ 2,783,560	0.83%

Services-Computer Programming, Data Processing, Etc.
97,500	Facebook, Inc. Class A *	14,511,494	26,633,100	7.93%

State Commercial Banks
171,000	East West Bancorp, Inc.	5,324,140	8,671,410	2.58%

Transportation Equipment
210,000	Polaris Industries, Inc.	12,845,696	20,008,800	5.96%

	Total Common Stocks	132,081,895	296,014,265	88.12%

PREFERRED STOCKS

658,500	Fannie Mae - Series F perpetual, 0.00% (2-Year CMT - 0.160%) (c) *	8,350,801	9,561,420
370,000	Fannie Mae - Series G perpetual, 0.00% (2-Year CMT - 0.180%) (c) *	3,289,550	5,365,000
11,000	Fannie Mae - Series H perpetual, 5.81% *	47,171	160,050
300,000	Fannie Mae - Series L perpetual, 5.125% *	2,251,683	4,251,000
480,500	Fannie Mae - Series M perpetual, 4.75% *	3,648,255	6,784,660
33,207	Fannie Mae - Series N perpetual, 5.50% *	163,745	479,841
298,000	Fannie Mae - Series O perpetual, 0.00% (10-Year CMT + 2.375%) (a) (c) *	2,380,715	4,619,000
1,034,000	Fannie Mae - Series P perpetual, 0.00% (3-Month LIBOR + 0.750%) (a) (c) *	3,056,022	7,424,120
	Total Preferred Stocks	23,187,942	38,645,091	11.50%

MONEY MARKET FUND
1,022,177	First American Government Obligation Fund Class Z, 0.03% (a)	1,022,177	1,022,177	0.30%

	Total Investments	$156,292,014	$335,681,533	99.92%

	Other Assets Less Liabilities, Net		255,717	0.08%

	Net Assets		$335,937,250	100.00%

* Non-Income producing securities during the period.

** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at December 31, 2020.

(b) Actual shares owned 0.110 shares.

(c) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets
Investment in securities at market value (cost $156,292,014)	$ 335,681,533
Cash	3,000
Receivables:
Securities sold	561,273
Shares sold	141,438
Prepaid expenses	14,529
Dividends & Interest	44,027
Total Assets	336,445,800
Liabilities
Payables:
Securities purchased	331,772
Shares redeemed	112,113
Trustee fees	19,606
Accrued expenses	45,059
Total Liabilities	508,550

Net Assets (Equivalent to $32.47 per share based on 10,346,980	$ 335,937,250
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $32.47 x 0.98 = $31.82 (Note 7)

Composition of Net Assets
Shares of common stock	$ 103,470
Additional paid-in capital	148,516,100
Distributable earnings	187,317,680

Net Assets	$ 335,937,250

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the Year Ended DECEMBER 31, 2020

Investment Income
Dividends	$ 5,073,754
Interest	3,960
Total Investment Income	5,077,714

Expenses
Management fees	3,108,062
Trustees' fees and expenses	67,296
Transfer agent and accounting fees	66,142
Custodian and bank fees	44,617
Postage and printing	39,539
Professional fees	30,452
Registration fees	28,297
Compliance Officer fees	25,410
Insurance	18,159
Office expenses	15,900
NSCC fees	3,385
NASDAQ fees	702
Total Expenses	3,447,961

Net Investment Income	1,629,753

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	41,088,932
Net change in unrealized depreciation on investments	(13,223,064)
Net realized and unrealized gain from investments	27,865,868

Net increase in net assets resulting from operations	$ 29,495,621

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2020	12/31/2019

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,629,753	$ 1,411,514
Net realized gain from investments	41,088,932	9,292,324
Unrealized appreciation (depreciation) on investments	(13,223,064)	104,648,538
Net increase in assets resulting from operations	29,495,621	115,352,376

Distributions to Shareholders	(34,349,731)	(6,922,878)

Capital Share Transactions	(32,486,371)	(20,161,357)

Total Increase (Decrease) in Net Assets	(37,340,481)	88,268,141

Net Assets at Beginning of Year	373,277,731	285,009,590

Net Assets at End of Year	$ 335,937,250	$ 373,277,731

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	Years Ended
	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Net Asset Value -
Beginning of Year	$ 32.04	$ 22.97	$ 34.05	$ 29.39	$ 25.38
Net Investment Income (1)	0.16	0.12	0.12	0.07	0.23
Net Gains or (Losses) on Investments
(realized and unrealized)	3.88	9.54	(6.74)	7.18	6.61
Total from Investment Operations	4.04	9.66	(6.62)	7.25	6.84

Less Distributions
From net investment income	(0.17)	(0.12)	(0.13)	(0.07)	(0.28)
From realized gains	(3.46)	(0.48)	(4.34)	(2.53)	(2.56)
Total Distributions	(3.63)	(0.60)	(4.47)	(2.60)	(2.84)

Paid in capital from redemption fees	0.02	0.01	0.01	0.01	0.01

Net Asset Value -
End of Year	$ 32.47	$ 32.04	$ 22.97	$ 34.05	$ 29.39

Total Return (2)	12.90%	42.14%	(19.47)%	24.69%	26.92%

Net Assets - End of Year (000's omitted)	$335,937	$373,278	$285,010	$422,798	$392,531

Ratio of Expenses to Average Net Assets	1.11%	1.08%	1.10%	1.08%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.41%	0.36%	0.22%	0.87%

Portfolio Turnover Rate	14.51%	10.99%	24.55%	10.87%	10.71%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferrals of wash sales losses, real estate investment trusts and net investment losses. Permanent difference such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $3,019,815 from accumulated net realized gain to paid-in-capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2020:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$296,010,558	$ --	$ 3,707	$296,014,265
Preferred Stocks	38,645,091	--	--	38,645,091
Short-Term Investment	1,022,177	--	--	1,022,177
	$335,677,826	$ --	$ 3,707	$335,681,533

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2019	$3,341
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	357
Realized Gain/(Loss)	-
Purchases/Sales	9
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2020	$3,707

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2020, as computed pursuant to the investment advisory agreement, totaled $3,108,062. The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 91 non-discretionary brokerage accounts with approximately $96 million in assets. During the previous 5 years ended December 31, 2020, the Fund placed 2 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the year ended December 31, 2020, purchases and sales of investment securities other than short-term investments aggregated $45,145,138 and $109,976,431, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2020 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $148,619,570. Transactions in capital stock were as follows:

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	659,205	$ 18,893,414	1,057,104	$ 31,508,162
Shares reinvested	1,003,922	31,995,001	205,005	6,496,599
Redemption fees	-	253,340	-	71,450
Shares redeemed	(2,966,651)	(83,628,126)	(2,017,056)	(58,237,568)
Net decrease	(1,303,524)	$(32,486,371)	(754,947)	$(20,161,357)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2020, the Fund received $253,340 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2020, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$ 156,311,307

Gross tax unrealized appreciation on investments

$   180,647,220

Gross tax unrealized depreciation on investments

      (1,276,994)

Net tax unrealized appreciation

$   179,370,226

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2020, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

$    1,456,000

Undistributed capital gain

      6,491,454

Unrealized appreciation

  179,370,226

Total distributable earnings

$187,317,680

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 are as follows:

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

	12/31/2020	12/31/2019
Ordinary income	$ 1,735,616	$ 1,409,023
Long-term capital gain	32,614,115	5,513,855
Total	$ 34,349,731	$ 6,922,878

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2020, National Financial Services Corp., for the benefit of its customers, owned approximately 32% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Abington, Pennsylvania

February 25, 2021

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 through December 31, 2020
Actual	$1,000.00	$1,307.79	$6.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.51	$5.69

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2020 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on November 9, 2020, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his full tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/20 the current advisor had underperformed the S&P 500 Index in the 1, 3, 5 and 10 year periods, but had outperformed the S&P 500 Index in the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Yahoo Finance’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 0.91%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2020 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 60	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 62	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 61	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 58	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 60	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 61	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2020       12/31/2019

Audit Fees             $ 18,500          $  17,700

Audit-Related Fees     $      0          $       0

Tax Fees               $  5,400          $   5,400

All Other Fees         $      0          $       0

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/8/21